UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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AmerisourceBergen Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AMERISOURCEBERGEN CORPORATION 1 WEST FIRST AVENUE CONSHOHOCKEN, PA 19428 ANNE EBBESEN AMERISOURCEBERGEN CORPORATION 2022 Annual Meeting Vote by March 9, 2022 11:59 PM ET. For shares held in a Plan, vote by March 7, 2022 11:59 PM ET. You invested in AMERISOURCEBERGEN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 10, 2022. Vote Virtually at the Meeting* March 10, 2022 3:30 PM, EST Virtually at: www.virtualshareholdermeeting.com/ABC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D64797-P64905-Z81586 Get informed before you vote View the Notice and Proxy Statement, Letter to Stockholders and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D64798-P64905-Z81586 1. Election of Ten Directors. Nominees: 1c. D. Mark Durcan 1a. Ornella Barra 1d. Richard W. Gochnauer 1b. Steven H. Collis 1e. Lon R. Greenberg 1f. Jane E. Henney, M.D. 1g. Kathleen W. Hyle 1h. Michael J. Long 1i. Henry W. McGee 1j. Dennis M. Nally 2. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022. 3. Advisory vote to approve the compensation of named executive officers. 4. Approval of the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan. 6. Stockholder proposal, if properly presented, regarding the threshold for calling a special meeting. NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For 5. Stockholder proposal, if properly presented, to adopt a policy that no financial performance metric be adjusted to exclude legal or compliance costs in determining executive compensation. Against Against